Exhibit 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NewMarket Corporation (the “Company”) for the period ending September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy K. Fitzgerald, chief financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Timothy K. Fitzgerald
Timothy K. Fitzgerald
Vice President and Chief Financial Officer
Date: October 31, 2025